UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
 ------------------------------
FORM 8-K
------------------------------
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 19, 2017
 ------------------------------
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
 ------------------------------

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 19, 2017, First Interstate BancSystem, Inc. (the “Registrant”) issued a press release announcing the declaration of a quarterly dividend to common shareholders of $0.24 per share to be paid on February 10, 2017 to shareholders of record as of January 30, 2017. This dividend reflects a 9% increase from dividends paid during the fourth quarter of 2016 of $0.22 per common share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 – Press Release dated January 19, 2017 announcing declaration of quarterly dividend to common shareholders.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 19, 2017

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer